DEBT	12 Months Ended
Dec. 31, 2022
Debt Disclosure [Abstract]
DEBT
Note 4: Debt
Convertible Promissory Notes
In March, October and December 2022, the Company entered into Convertible Promissory Note Agreements, or the Convertible Note Agreements, with its current investors to sell convertible promissory notes, or 2022 Notes. During the year ended December 31, 2022, the Company received gross proceeds of $7,300,000 under the Convertible Note Agreements. The 2022 Notes carries a simple interest rate of 8% per annum. Pursuant to their terms, the 2022 Notes would convert to Nuburu common stock at a discount of 15%. Interest expense for the year ended December 31, 2022 was $175,288. The 2022 Notes mature in December 2023 unless previously converted.

The Convertible Note Agreement provides for the conversion of the 2022 Notes at the option of the investor majority, and at any time, into shares with rights, privileges, preferences and restrictions as shares of stock issued to investors investing new capital in a financing event at the then applicable conversion price.
In January 2023, the Company entered into additional Convertible Note Agreements with our current investors and received gross proceeds of $
4,100,000
under the additional Convertible Note Agreements. The Convertible Note Agreements carry the same terms as the 2022 Notes described above.